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                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                   SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT
                        SUPPLEMENT DATED FEBRUARY 6, 2004
                                     TO THE
                                 PROSPECTUS FOR
         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               (DATED MAY 1, 2003)

This supplement describes changes to the T. Rowe Price Mid-Cap Growth Portfolio available under the individual flexible premium deferred variable annuity contract (the "Contract") listed above issued by Southern Farm Bureau Life Insurance Company. Please retain this supplement with your Contract prospectus for future reference.

The Board of Directors for the T. Rowe Price Equity Series, Inc. recently decided to close the T. Rowe Price Mid-Cap Growth Portfolio to new investors as of 4:00 p.m. Eastern Time on April 30, 2004 (the "Closing Date"). In turn, the
T. Rowe Price Mid-Cap Growth Subaccount, which invests in the T. Rowe Price Mid-Cap Growth Portfolio, will not be available for investment (allocation of premium payments and transfers) to persons whose Contract is issued after the Closing Date ("New Contract Owners"). The T. Rowe Price Mid-Cap Growth Subaccount will continue to be available for investment to persons whose Contract is issued on or before the Closing Date ("Existing Contract Owners"). Existing Contract Owners may continue to allocate premium payments and make transfers from the other Subaccounts and the Declared Interest Option to the T. Rowe Price Mid-Cap Growth Subaccount. Existing Contract Owners may also continue to make transfers from the T. Rowe Price Mid-Cap Growth Subaccount to the other Subaccounts and the Declared Interest Option.

If you have any questions concerning the closing of the T. Rowe Price Mid-Cap Growth Subaccount to New Contract Owners or your Contract, please do not hesitate to call your Southern Farm Bureau agent or our Administrative Office toll-free, at (877) 249-3691.